SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 25, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                    1-16619                        73-1612389
    ---------------          ------------------------        -------------------
     (State of               (Commission File Number)           (IRS Employer
    Incorporation)                                           Identification No.)


              Kerr-McGee Center
           Oklahoma City, Oklahoma                                   73125
   ------------------------------------------                     ----------
   (Address of principal executive offices)                       (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On March 26, 2003, Kerr-McGee Corporation will hold a security analyst meeting to discuss its financial and operating outlook for 2003. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2003. A table providing the projection ranges of 2003 average daily oil and natural gas production is furnished below.

                                                                    Kerr-McGee Corp.
                                                           Projected Daily Average Production Volumes
As of March 2003
                                                              2003 Production Forecast
                                 ---------------------------------------------------------------------------------------------------
                                      1-Qtr                2-Qtr               3-Qtr               4-Qtr                  Year
                                 ----------------    ----------------    -----------------    -----------------    -----------------
Crude Oil
(BOPD)
    Onshore                       20,500-  22,000     19,000-  21,000     18,000-   20,000     18,000-   19,500     18,900-   20,600
    Offshore                      56,000-  58,000     52,000-  57,500     51,000-   56,000     49,000-   54,000     52,000-   56,400
                                 -------  -------     ------  -------    -------   -------    -------   -------    -------   -------
      U.S.                        76,500-  80,000     71,000-  78,500     69,000-   76,000     67,000-   73,500     70,900-   77,000
                                 -------  -------     ------  -------    -------   -------    -------   -------    -------   -------

    North Sea                     80,000-  84,000     63,000-  70,000     68,000-   75,500     64,000-   71,000     68,700-   75,100
                                 -------  -------     ------  -------    -------   -------    -------   -------    -------   -------

    Other International            4,000-   4,500      3,000-   4,000      3,000-   4,000       3,000-    4,000      3,200-    4,100
                                 -------  -------     ------  -------    -------   ------     -------   -------    -------   -------

      Total                      160,500- 168,500    137,000- 152,500    140,000-  155,500    134,000-  148,500    142,800-  156,200
                                 =======  =======    =======  =======    =======   =======    =======   =======    =======   =======

Natural Gas
(MMCF/D)                              1-Qtr                2-Qtr               3-Qtr                 4-Qtr                Year
                                 ----------------    ----------------    -----------------    -----------------    -----------------
    Onshore                          365- 370            350- 390            335-  375            330-  370            345-  376
    Offshore                         275- 285            250- 280            245-  275            245-  275            254-  279
                                     ---  ---            ---  ---            ---   ---            ---   ---            ---   ---
      U.S.                           640- 655            600- 670            580-  650            575-  645            599-  655
                                     ---  ---            ---  ---            ---   ---            ---   ---            ---   ---

    North Sea                        100- 110             85- 100             90-  105             95-  110             92-  106
                                     ---  ---            ---  ---            ---   ---            ---   ---            ---   ---

    Other International                0-   0              0-   0              0-    0              0-    0              0-    0
                                     ---  ---            ---  ---            ---   ---            ---   ---            ---   ---

      Total                          740- 765            685- 770            670-  755            670-  755            691-  761
                                     ===  ===            ===  ===            ===   ===            ===   ===            ===   ===


BOE/D                            283,800- 296,000    251,200- 280,800    251,700-  281,300    245,700-  274,300    258,000-  283,000
                                 =======  =======    =======  =======    =======   =======    =======   =======    =======   =======



        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks discussed in Kerr-McGee's Annual Report on form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          KERR-MCGEE CORPORATION


                                              By:  (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: March 25, 2003